UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_________________________
FORM 8-K
_________________________

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

October 3, 2016
Date of Report (Date of earliest event reported)

Evolent Health, Inc.
(Exact name of registrant as specified in its charter)
_________________________

Delaware	001-37415	32-0454912
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)
800 N. Glebe Road, Suite 500, Arlington, Virginia 22203
(Address of principal executive offices)(zip code)

(571) 389-6000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name, former address and former fiscal year, if changed since last report.)
_________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 - Entry into a Material Definitive Agreement.

On October 3, 2016, Evolent Health, Inc., a Delaware corporation (the “Company”), and Electra Merger Sub, LLC, a Delaware limited liability company and wholly-owned subsidiary of the Company (“Merger Sub”), entered into an amendment (the “Amendment”) to the Agreement and Plan of Merger dated as of July 12, 2016 by and among the Company, Merger Sub, Valence Health, Inc., a Delaware corporation (“Valence”), and North Bridge Growth Management Company LLC and Philip Kamp, in their capacity as representative of the securityholders of Valence (the “Merger Agreement”, and, as amended by the Amendment, the “Amended Merger Agreement”), pursuant to which, subject to the satisfaction or waiver of certain conditions, Valence would be merged with and into Merger Sub (the “Merger”), with Merger Sub surviving the Merger as a wholly-owned subsidiary of the Company.

The Amendment amended the definition of “Merger Consideration” to be cash in amount equal to $50.3 million (the “Cash Consideration”) and 7.42 million shares of the Company’s Class A common stock (the “Share Consideration”), subject to certain closing adjustments. After giving effect to the Amendment and certain closing adjustments, the aggregate amount of merger consideration to be paid by the Company at closing (the “Closing Merger Consideration”) is $219.4 million based on the closing price of the Company’s Class A common stock on the New York Stock Exchange on October 3, 2016, consisting of $50.3 million in Cash Consideration and 7.05 million in Share Consideration. The Amendment increased the Cash Consideration by $15.3 million and the Share Consideration by 1.58 million shares, for an aggregate increase in Closing Merger Consideration of $41.1 million (based on the agreed-upon stock price as of the execution of the Merger Agreement of $16.27). Such changes reflect the achievement prior to the closing of the Merger of a portion of the previously agreed-to earn-out after giving effect to an agreed upon adjustment to the earn-out threshold and an adjustment to the mix of cash and stock to be issued by the Company as Closing Merger Consideration to provide sufficient cash to fund certain operations of Valence not being acquired by the Company relating to its business of serving state insurance cooperatives.

In addition, the Amendment amended the Merger Agreement to reflect the following: (i) a decrease in the amount of additional contingent share consideration payable based on the satisfaction of certain conditions and achievement of new business activity over the balance of calendar year 2016 to $12.38 million (payable in shares of the Company’s Class A common stock not to exceed 951,576 shares of the Company’s Class A common stock), taking into account the achievement of the earn-out as described above; (ii) the accelerated vesting of all options and warrants to purchase shares of the capital stock of Valence and the cancellation of such options and warrants effective upon the closing of the Merger; (iii) the agreement of the parties with respect to certain known liabilities; and (iv) the agreement of the parties with respect to certain post-closing adjustments based on leased real property. In addition, as a result of the Amendment, certain Valence contracts serving state insurance cooperatives that have announced the shut-down of operations will not be transferred to a separate entity owned by the former Valence stockholders prior to the closing of the Merger as originally contemplated by the terms of the Merger Agreement. The Surviving Entity (defined below) will remain a party to such contracts purely for the provision of run-out services, and, subject to the terms of the Amended Merger Agreement, the Company will be entitled to indemnification for losses and expenses incurred in connection therewith as provided in the Amended Merger Agreement.

Other than as expressly modified pursuant to the Amendment, the Merger Agreement remains in full force and effect as originally executed on July 12, 2016. The foregoing description of the Amendment, the Amended Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and is qualified in its entirety by reference to, the full text of the Amendment, which is filed herewith as Exhibit 2.2 and is incorporated herein by reference, and the Merger Agreement, which was previously filed as Exhibit 2.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission by the Company on July 29, 2016, and, as amended by the Amendment, is incorporated herein by reference.

Item 2.01 - Completion of Acquisition or Disposition of Assets.

On October 3, 2016, pursuant to the Amended Merger Agreement, the Company acquired all of the outstanding shares of capital stock of Valence (“Valence Stock”) through the Merger, with Merger Sub surviving the merger as a wholly owned subsidiary of the Company and changing its name to Valence Health, LLC (the “Surviving Entity”).

Under the terms of the Amended Merger Agreement, each share of Valence Stock issued and outstanding immediately before the effective time of the Merger was cancelled and converted into the right to receive a portion of the Share Consideration, Additional Share Consideration and/or Cash Consideration, all in accordance with the certificate of incorporation of Valence in effect immediately prior to the closing of the Merger. Pursuant to the terms of the Amended Merger Agreement, holders of Valence Stock who are not “accredited investors” as defined under Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”), will receive cash and are not entitled to receive any portion of the Share Consideration or Additional Share Consideration.

As a result, the Company issued approximately 7.05 million shares of the Company’s Class A common stock and paid $50.3 million in cash with cash on hand to the former Valence stockholders in connection with the Merger. The shares issued to Valence stockholders represent approximately 10.5% of the Company’s issued and outstanding Class A common stock and Class B common stock after the Merger.

Prior to the closing of the Merger, Valence caused all outstanding and unexercised Options, including Options that had been granted under Valence’s equity-based compensation plans, to vest in full. At the effective time of the Merger, all outstanding Options that remained unexercised were canceled for no consideration.

The foregoing description of the Amended Merger Agreement and the Merger and the other transactions contemplated thereby does not purport to be complete and is subject to, and is qualified in its entirety by reference to, the full text of the Amendment, which is filed herewith as Exhibit 2.2 and is incorporated herein by reference, and the Merger Agreement, which was previously filed as Exhibit 2.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission by the Company on July 14, 2016, and is incorporated herein by reference.

Item 3.02 - Unregistered Sales of Equity Securities.

The information set forth in Items 1.01 and 2.01 above with respect to the issuance of shares of the Company’s Class A common stock as part of the Closing Merger Consideration and the Additional Share Consideration is incorporated into this Item 3.02 by reference.

Pursuant to the Amended Merger Agreement, the shares of the Company’s Class A common stock comprising the Share Consideration included in the Closing Merger Consideration and the Additional Share Consideration will be issued only to those Valence stockholders who are “accredited investors” as defined in Regulation D promulgated under the Securities Act. The issuance and sale of the shares of the Company’s Class A common stock is exempt from registration under Section 4(a)(2) of the Securities Act because the transaction does not involve a public offering. The shares of the Company’s Class A common stock to be issued in the Merger will be restricted securities for purposes of Rule 144 and subject to certain requirements before sale, including holding period requirements. The Company has not engaged in general solicitation or advertising with regard to the issuance and sale of the Company’s Class A common stock to be issued in the Merger.

Item 7.01 - Regulation FD Disclosure.

On October 3, 2016, the Company issued a press release announcing the execution of the Amendment and the closing of the Merger. A copy of the press release is furnished as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

The information, including the exhibit attached hereto, furnished under this Item 7.01 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act or the Exchange Act except as otherwise expressly stated in such filing.

Item 8.01 - Other Events.

Upon closing of the Merger, UPMC, certain affiliates of TPG Global, LLC and The Advisory Board Company no longer control a majority of the voting power of the Company’s outstanding common stock. Following the closing of the Merger, the Company is no longer a “controlled company” under the New York Stock Exchange rules.

Forward-Looking Statements

In addition to the discussion regarding forward-looking statements in the press release attached as Exhibit 99.1 and incorporated herein by reference, this Current Report on Form 8-K contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (“PSLRA”), including, but not limited to, statements regarding the Merger and the consideration to be paid in connection with the Merger. The Company claims the protection afforded by the safe harbor for forward-looking statements provided by the PSLRA. Actual events or results may differ materially from those contained in these forward-looking statements. Among the factors that could cause future events or results to vary from those contained in the forward-looking statements include, without limitation:

•	The acquisition of Valence, as well as future acquisitions, investments and alliances could pose numerous risks to the Company’s operations, including:

◦	difficulty integrating the purchased operations, products or technologies;

◦	substantial unanticipated integration costs, delays and challenges that may arise in integration;

◦	assimilation of the acquired businesses, which may divert significant management attention and financial resources from the Company’s other operations and could disrupt the Company’s ongoing business;

◦	the loss of key employees, particularly those of the acquired operations;

◦	difficulty retaining or developing the acquired business’ customers;

◦	adverse effects on the Company’s existing business relationships with customers, suppliers, other partners, standing with regulators;

◦	challenges related to the integration of businesses that operate in new geographic areas and new markets;

◦	failure to realize the potential cost savings or other financial benefits or the strategic benefits of the acquisitions;

◦	liabilities from the acquired businesses for infringement of intellectual property rights, data privacy violations or other claims and failure to obtain indemnification for such liabilities or claims.

◦
The Company may be unable to complete acquisitions or integrate the operations, products or personnel gained through the Valence acquisition or any other such transaction without a material adverse effect on the Company’s business, financial condition and results of operations.

◦	Transaction agreements may impose limitations on the Company’s ability, or as is the case in the Valence acquisition, the ability of the business to be acquired, to conduct business.

◦
Events outside the Company’s control, including operating changes or regulatory changes, could also adversely affect the Company’s ability to realize anticipated revenues, synergies, benefits and cost savings.

◦	Revenues of Valence after consummation of the acquisition may be less than expected.

◦	Any integration may be unpredictable, or subject to delays or changed circumstances, and the Company and any targets may not perform in accordance with the Company’s expectations.

◦
In addition, the market price for the Company’s Class A common stock could be affected, following the consummation of the Valence acquisition or any other transaction, by factors that have not historically affected the market price for the Company’s Class A common stock.

•	the structural change in the market for health care in the United States;

•	the Company’s ability to effectively manage its growth;

•	the significant portion of revenue the Company derives from its largest partners;

•	the Company’s ability to offer new and innovative products and services;

•
the growth and success of the Company’s partners, which is difficult to predict and is subject to factors outside of the Company’s control, including premium pricing reductions and the ability to control and, if necessary, reduce health care costs;

•	the Company’s ability to attract new partners;

•	the Company’s ability to recover the significant upfront costs in its partner relationships;

•	the Company’s ability to estimate the size of its target market;

•	the Company’s ability to maintain and enhance its reputation and brand recognition;

•	consolidation in the health care industry;

•	competition which could limit the Company’s ability to maintain or expand market share within its industry;

•	the Company’s ability to partner with providers due to exclusivity provisions in its contracts;

•	uncertainty in the health care regulatory framework;

•	restrictions and penalties as a result of privacy and data protection laws;

•	adequate protection of the Company’s intellectual property;

•	any alleged infringement, misappropriation or violation of third-party proprietary rights;

•	the Company’s use of “open source” software;

•	the Company’s ability to protect the confidentiality of its trade secrets, know-how and other proprietary information;

•	the Company’s reliance on third parties;

•	the Company’s ability to use, disclose, de-identify or license data and to integrate third-party technologies;

•	data loss or corruption due to failures or errors in the Company’s systems and service disruptions at its data centers;

•	breaches or failures of the Company’s security measures;

•	the Company’s reliance on Internet infrastructure, bandwidth providers, data center providers, other third parties and the Company’s own systems for providing services to its users;

•	the Company’s dependency on key personnel, and its ability to attract, hire, integrate and retain key personnel;

•	risks related to future acquisition opportunities;

•	the risk of potential future goodwill impairment on the Company’s results of operations;

•	the Company’s future indebtedness and its ability to obtain additional financing;

•	the Company’s ability to achieve profitability in the future;

•	the requirements of being a public company;

•	the Company’s adjusted results may not be representative of its future performance;

•	the risk of potential future litigation;

•	the Company’s ability to remediate the material weakness in its internal control over financial reporting;

•	the Company’s holding company structure and dependence on distributions from Evolent Health LLC;

•	the Company’s obligations to make payments to certain of its pre-IPO investors for certain tax benefits it may claim in the future;

•	the Company’s ability to utilize benefits under the tax receivables agreement;

•
the Company’s ability to realize all or a portion of the tax benefits that it currently expects to result from future exchanges of Class B common units of Evolent Health LLC for its Class A common stock, and to utilize certain tax attributes of Evolent Health Holdings and an affiliate of TPG;

•	distributions that Evolent Health LLC will be required to make to the Company and to the other members of Evolent Health LLC;

•	the Company’s obligations to make payments under the tax receivables agreement that may be accelerated or may exceed the tax benefits it realizes;

•	different interests among the Company’s pre-IPO investors, or between the Company and its pre-IPO investors;

•	the terms of agreements between the Company and certain of its pre-IPO investors;

•	the Company’s exemption from certain corporate governance requirements due to its previous status as a “controlled company” within the meaning of the New York Stock Exchange rules;

•	the potential volatility of the Company’s Class A common stock price;

•
the potential decline of the Company’s Class A common stock price if a substantial number of shares become available for sale or if a large number of Class B common units is exchanged for shares of Class A common stock;

•
provisions in the Company’s amended and restated certificate of incorporation and amended and restated by-laws and provisions of Delaware law that discourage or prevent strategic transactions, including a takeover of the Company;

•	the ability of certain of the Company’s investors to compete with the Company without restrictions;

•
provisions in the Company’s certificate of incorporation which could limit the Company’s stockholders’ ability to obtain a favorable judicial forum for disputes with the Company or its directors, officers or employees;

•	the Company’s intention not to pay cash dividends on its Class A common stock; and

•	the Company’s status as an “emerging growth company.”

In addition, please refer to the periodic reports that the Company files with the Securities and Exchange Commission (“SEC”), including on Forms 10-K, 10-Q and 8-K and the risk factors noted therein. The SEC filings by the Company identify and address other important factors that could cause events or results to vary from the forward-looking statements set forth in this Current Report on Form 8-K. In addition, the Company disclaims any obligation to update any forward-looking statements to reflect events or circumstances that occur after the date of this Form 8-K.

Item 9.01 - Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

As permitted by Item 9.01(a)(4) of Form 8-K, the financial statements required by this item will be filed by amendment to this Current Report on Form 8-K within 71 calendar days after the date on which this Current Report must be filed.

(b) Pro Forma Financial Information.

As permitted by Item 9.01(a)(4) of Form 8-K, the pro forma financial statements required by this item will be filed by amendment to this Current Report on Form 8-K within 71 calendar days after the date on which this Current Report must be filed.

(d) Exhibits

The following documents are filed as exhibits to this report:

Exhibit
Number	Description of Exhibit
2.1*
Agreement and Plan of Merger, dated July 12, 2016, by and among Evolent Health, Inc., Electra Merger Sub, LLC, Valence Health, Inc. and North Bridge Growth Management Company LLC and Philip Kamp, in their capacity as the Securityholders’ Representative. Previously filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on July 14, 2016 and incorporated herein by reference.

2.2*
First Amendment to Agreement and Plan of Merger, dated October 3, 2016, by and among Evolent Health, Inc., Electra Merger Sub, LLC, Valence Health, Inc. and North Bridge Growth Management Company LLC and Philip Kamp, in their capacity as the Securityholders’ Representative.

99.1	Press Release of Evolent Health, Inc., dated October 3, 2016.

* The Company agrees to furnish supplementally to the SEC a copy of any omitted schedule or exhibit upon the request of the SEC in accordance with Item 601(b)(2) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVOLENT HEALTH, INC.

By:	/s/ Jonathan Weinberg
Name:	Jonathan Weinberg
Title:	General Counsel and Secretary
(Duly Authorized Officer)

Date: October 3, 2016

EXHIBIT INDEX

Exhibit
Number	Description of Exhibit
2.1*
Agreement and Plan of Merger, dated July 12, 2016, by and among Evolent Health, Inc., Electra Merger Sub, LLC, Valence Health, Inc. and North Bridge Growth Management Company LLC and Philip Kamp, in their capacity as the Securityholders’ Representative. Previously filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on July 14, 2016 and incorporated herein by reference.

2.2*
First Amendment to Agreement and Plan of Merger, dated October 3, 2016, by and among Evolent Health, Inc., Electra Merger Sub, LLC, Valence Health, Inc. and North Bridge Growth Management Company LLC and Philip Kamp, in their capacity as the Securityholders’ Representative.

99.1	Press Release of Evolent Health, Inc., dated October 3, 2016.

* The Company agrees to furnish supplementally to the SEC a copy of any omitted schedule or exhibit upon the request of the SEC in accordance with Item 601(b)(2) of Regulation S-K.